UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 1, 2022

FUBOTV INC.

(Exact name of registrant as specified in charter)

Florida	001-39590	26-4330545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1290 Avenue of the Americas

New York, NY 10104

(Address of principal executive offices) (Zip Code)

(212) 672-0055

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 1, 2022, the Board of Directors (the “Board”) of fuboTV Inc. (the “Company”) approved and adopted an amendment and restatement of the Company’s bylaws (the “Amended and Restated Bylaws”). Among the changes contained in the Amended and Restated Bylaws are the following:

●	New Articles 2.3(ii) and 2.4(ii) specify that the deadline for advance notice of business and director nominations for an annual meeting of shareholders will generally be not later than ninety (90) days nor more than one hundred twenty (120) days prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, the notice deadline shall be not later than ninety (90) days prior to such annual meeting or, if later, ten (10) days following the day on which public disclosure of the date of such annual meeting was first made by the Company; provided, further, that in the case of the 2022 Annual Meeting of Shareholders, the notice deadline will be no later than March 12, 2022, being ten (10) days after the date of this Current Report on Form 8-K. In addition, Article 2.4(ii) specifies that the deadline for advance notice of director nominations for a special meeting of shareholders where directors will be elected shall be not earlier than one hundred twenty (120) days prior to such special meeting and not later than ninety (90) days prior to such special meeting, or, if later, ten (10) days following public announcement of the special meeting;

●

New Articles 2.3(iii), 2.4(iii) and 2.5(iii) also incorporate advance notice disclosure requirements to require the shareholder (i) proposing business or nominating directors or (ii) demanding a record date to request a special meeting or to propose action(s) to be taken by written consent to provide additional information, including, without limitation, about such shareholder’s direct or indirect ownership of securities in the Company (including any shares to which such shareholder has a right to acquire beneficial ownership at any time in the future and ownership of derivative securities) and material pending or threatened legal proceedings, relationships and interests in material agreements with or involving the Company or its affiliates. Further, new Article 2.4(iii) of the Amended and Restated Bylaws also requires a shareholder to provide additional information regarding any candidate such shareholder proposes to nominate for election as a director, including all information with respect to such nominee that would be required to be set forth in a shareholder’s notice if such nominee were a shareholder delivering such notice, a proxy statement or other required filings pursuant to Section 14(a) under the Securities Exchange Act of 1934, as amended, and a description of any direct or indirect material interest in any material contract or agreement between or among the nominating shareholder and each nominee or his or her respective associates. Additionally, a new Article 2.5(i) of the Amended and Restated Bylaws requires any candidate for the Board, whether nominated by a shareholder or the Board, to provide certain background information and representations regarding cooperation with requests related to regulations applicable to, or licenses held by, the Company, including gaming regulations and licenses, disclosure of voting or compensation arrangements, compliance with the Company’s policies and guidelines and intent to serve the entire term. The Amended and Restated Bylaws also require the shareholder to provide additional information regarding the proposed business and any related agreements between the shareholder and any other person. All disclosures must be updated as of the record date for shareholders entitled to vote at the meeting and, if later, the record date for shareholders entitled to vote at the meeting and as of the date that is ten (10) business days prior to the meeting;

●

New Articles 2.6 and 2.7 also provide additional notice and disclosure requirements regarding special meetings and action by written consent, including, without limitation, that a shareholder or shareholders, as the case may be, may make a demand to call a special meeting or act by written consent only after first submitting a request that the Board fix a record date for the purpose of determining the shareholders entitled to, as appropriate, (i) demand that the Secretary of the Company call a special meeting (a “Demand Record Date”), which must be accompanied by information regarding each requesting person, certain interests such person may have in relation to the Company, and a description of each item of business proposed to be brought before the special meeting or (ii) take such action by written consent. In the case of a special meeting, if a Demand Record Date is established, holders of the requisite voting power under the Florida Business Corporation Act (the “FBCA”) must deliver, by no later than sixty (60) days following the Demand Record Date, a further written demand to call such special meeting, which demand must be accompanied by, among other things, the business proposed to be conducted, or proposed election of directors, at the special meeting, as the case may be, and text of the proposal or business proposed to be conducted or considered;

●	Certain provisions have been updated to provide that the Board, in its sole discretion, may determine that an annual or special meeting of shareholders may be held solely by means of remote communication as authorized by the FCBA and may provide materials relating to meetings of shareholders electronically;

●	A new Article X provides that, unless the Company consents in writing to the selection of an alternative forum, a state court located within the State of Florida (or, if no state court located within the State of Florida has jurisdiction, a federal district court in Florida) shall, to the fullest extent permitted by law, be the sole and exclusive forum for the following actions: (i) any derivative action, suit or proceeding brought on behalf of the Company; (ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s shareholders; (iii) any action, suit or proceeding arising pursuant to any provision of the FBCA or the Company’s articles of incorporation or bylaws; and (iv) any action asserting a claim against the Company or any director, officer or other employee of the Company governed by the internal affairs doctrine, and further provides that the U.S. federal district courts shall be the exclusive forum for the resolution of any complaint asserting a cause or causes of action arising under the Securities Act of 1933, as amended, including all causes of action asserted against any defendant to such complaint; and

●	The Amended and Restated Bylaws also include certain other technical, conforming, modernizing and clarifying changes.

The Amended and Restated Bylaws are filed herewith as Exhibit 3.1. A blackline of the Amended and Restated Bylaws, with provisions therein reordered for comparison purposes, marked against the prior version of the Company’s bylaws, updated to reflect all amendments prior to the date hereof, is filed herewith as Exhibit 3.2. The foregoing description of the changes contained in the Amended and Restated Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Amended and Restated Bylaws, which is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Bylaws of the Company, dated as of March 1, 2022
3.2	Amended and Restated Bylaws of the Company, dated as of March 1, 2022 (reordered and marked to show changes against prior version, conformed to reflect all prior amendments)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUBOTV INC.

Date: March 2, 2022	By:	/s/ David Gandler
David Gandler
Chief Executive Officer